UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 31, 2010

International Aerospace Enterprises, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-33039	86-0932112
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 West Nye Lane, Suite 129, Carson City, Nevada 89706
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (209) 487-6449

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01         Changes in Registrant’s Certifying Accountant.

We received a letter from Turner, Jones & Associates, PLLC attached hereto as Exhibit 16.1.

Item 9.01         Financial Statements and Exhibits.

(a) - (c)              N/A

(d)                      Exhibits

Exhibit No.	Description

16.1	Letter dated October 20, 2010, from Turner, Jones & Associates, PLLC to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 27, 2010	INTERNATIONAL AEROSPACE ENTERPRISES, INC.

By: /s/ John M. Peck Name: John M. Peck Title: Chief Executive Officer